MetLife Investors Insurance Company

MetLife Investors Variable Annuity Account One

Supplement Dated January 14, 2005

to the

Statement of Additional Information Dated May 1, 2004 (as supplemented)

This is a supplement to the Statement of Additional Information dated May 1, 2004 for the Class L variable annuity contracts issued by MetLife Investors Insurance Company. This supplement should be read in its entirety and kept together with your Statement of Additional Information (“SAI”) for future reference. If you do not have a copy of the SAI write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

This supplement replaces the section entitled “DISTRIBUTION” on page 3 of the SAI with the following:

DISTRIBUTION

Information about the distribution of the contracts is contained in the prospectus. (See “Other Information—Distributor.”) Additional information is provided below.

The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

MetLife Investors Distribution Company (“Distributor”) serves as principal underwriter for the contracts. Distributor is a Delaware corporation and its home office is located at 22 Corporate Plaza Drive, Newport Beach, California 92660. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services.

Distributor received sales compensation with respect to the contracts in the Separate Account in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2001	$26,575,416	$0

2002	$52,870,329	$0

2003	$91,890,954	$0

Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.

As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, persistency payments, preferred status fees and industry conference fees. The following list sets forth the names of Selling Firms that received additional compensation in 2003 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts). The Selling Firms are listed in the order of the magnitude of their additional compensation: For purposes of such ordering, the amount of compensation received by a Selling Firm may include additional compensation received by the firm for the sale of insurance products issued by our affiliates within the MetLife Investors group of companies (First MetLife Investors Insurance Company, MetLife Investors Insurance Company of California and MetLife Investors USA Insurance Company).

Edward Jones

A.G. Edwards & Sons, Inc.

Wachovia Securities, LLC

RBC Dain Rauscher, Inc.

Piper Jaffray & Co.

J.J.B, Hilliard, W.L. Lyons, Inc.

Sigma Financial Corporation

Stifel, Nicolaus & Co., Incorporated

Sutro & Co, Inc.

There are other broker dealers who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

SAI SUPP 01/05 MLIMOL